UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2017

GENIUS BRANDS INTERNATIONAL, INC.

(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization)	000-54389 (Commission File Number)	20-4118216 (I.R.S. Employer Identification Number) 90210 (Zip Code)

301 N. Canon Drive, Suite 305 Beverly Hills, CA (Address of principal executive offices)		90210 (Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

The information contained in Item 8.01 below related to the subscription agreement is hereby incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 8.01 below related to the subscription agreement is hereby incorporated by reference herein.

Item 8.01 Other Events.

On January 10, 2017, Genius Brands International, Inc. (the “Company”) entered into an amendment of our home entertainment distribution agreement (“Distribution Agreement”) with Sony Pictures Home Entertainment Inc. (“SPHE”) pursuant to which, among other things, SPHE agreed to pay $1,489,583 which was owed and payable by us to SPHE’s sister company Sony DADC US Inc. for certain disk manufacturing and replication services.

In connection with such transaction, we issued SPHE 301,231 shares of our common stock at $4.945 per share, SPHE’s exclusive territory for exercising its home entertainment distribution rights under the Distribution Agreement was extended from the United States and Canada to worldwide, and the amount of advances subject to recoupment by SPHE out of royalty payments that would otherwise be due to us under the Distribution Agreement was increased by the amount of the payment to Sony DADC US Inc. Future cash flow from the distributed products under the Distribution Agreement, if any, could be impacted by the additional recoupment obligation. In connection with the above issuance of our shares, we entered into a subscription agreement by and between the Company and SPHE, effective as of January 17, 2017.

The Company’s issuance of the shares of common stock pursuant to the subscription agreement was pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the transaction and subscription agreement is incomplete and is subject to, and qualified in its entirety by, the full text of the subscription agreement, which is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference. In connection with the transaction and its entry into the subscription agreement, the Company issued a press release on January 18, 2017. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit
Number	Description
10.1	Subscription Agreement, by and between the Company and Sony Pictures Home Entertainment Inc., effective as of January 17, 2017.

99.1	Press release, dated January 18, 2017.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

By:	/s/ Andrew Heyward
Name:	Andrew Heyward
Title:	Chief Executive Officer

Date: January 19, 2017